UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010 (May 11, 2010)

MEAD JOHNSON NUTRITION COMPANY

(Exact name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026-8039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors

Pursuant to the provisions of the Second Amended and Restated Certificate of Incorporation of Mead Johnson Nutrition Company (the “Company”), regarding the filling of vacancies on the Company’s board of directors (the “Board”), Ms. Kimberly A. Casiano and Ms. Anna C. Catalano were appointed to the Board immediately prior to the Company’s annual meeting of stockholders on May 11, 2010 (the “Annual Meeting”). Mmes. Casiano and Catalano and the seven other director nominees were thereafter elected by holders of the Company’s common stock (the “Stockholders”) to a full term as described below in Item 5.07. Upon their election to the Board, Ms. Casiano was appointed to each of the Board’s Audit Committee and Nominating and Corporate Governance Committee, and Ms. Catalano was appointed to each of the Board’s Compensation and Management Development Committee and Nominating and Corporate Governance Committee. In addition, upon their election to the Board, Mmes. Casiano and Catalano each entered into the standard compensatory arrangements for non-employee directors described in the Company’s proxy statement for the Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 11, 2010. Of the 204,516,132 shares of common stock outstanding and entitled to vote as of the March 22, 2010 record date, 180,600,176 shares were represented in person or by proxy at the Annual Meeting. A summary of the final voting results for each of the matters voted upon by the Stockholders at the Annual Meeting is set forth below.

1.	Stockholders elected each of the nine nominees for director to serve on the Board for a term to expire at the 2011 annual meeting of Stockholders based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen W. Golsby	168,641,375	4,042,407	7,916,394
Steven M. Altschuler, M.D.	131,042,669	41,641,113	7,916,394
Howard B. Bernick	171,040,796	1,642,986	7,916,394
Kimberly A. Casiano	171,001,694	1,682,088	7,916,394
Anna C. Catalano	171,284,840	1,398,942	7,916,394
James M. Cornelius	162,363,567	10,320,215	7,916,394
Peter G. Ratcliffe	171,299,812	1,383,970	7,916,394
Elliott Sigal, M.D. Ph.D.	168,572,690	4,111,092	7,916,394
Robert S. Singer	171,295,778	1,388,004	7,916,394

2.	Stockholders approved the Company’s 2009 Amended and Restated Stock Award and Incentive Plan based upon the following votes:

Votes For	Votes Against	Votes Abstained
166,474,792	13,852,453	272,931

3.	Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010 based upon the following votes:

Votes For	Votes Against	Votes Abstained
179,654,731	874,030	71,415

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010

MEAD JOHNSON NUTRITION COMPANY

By:	/s/ Stanley D. Burhans
Stanley D. Burhans
Vice President & Controller